EXHIBIT 24
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert P. Peck and Thomas D. Henrion, with full power to act without the other, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign (i) any and all post-effective amendments to the Registration Statement of KFC National Purchasing Cooperative, Inc. (the "Cooperative") (File No. 33-56982), (ii) any other Registration Statement, and all amendments thereto, relating to a class or classes of the Cooperative's securities to which the Power of Attorney is filed as an exhibit, and (iii) the Annual Report on Form 10-K of the Cooperative for the fiscal year ended October 31, 1997, and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

Name                                       Title                                    Date
----                                       -----                                    ----
 /s/ William E. Allen                      Director,                               12/9/97
---------------------------                Secretary                               -------
William E. Allen


 /s/ Anthony Basile                        Director                                12/9/97
---------------------------                                                        -------
Anthony Basile


/s/ James G. Cocolin                       Director                                12/10/97
---------------------------                                                        --------
James G. Cocolin


/s/ Lois G. Foust                          Director                                12/10/97
---------------------------                                                        --------
Lois G. Foust


/s/ Thomas D. Henrion                      Director,                               12/10/97
---------------------------                President,                              --------
Thomas D. Henrion                          Chief Executive
                                           Officer

/s/ Edward J. Henriquez, Jr.               Director                                12/9/97
---------------------------                                                        --------
Edward J. Henriquez, Jr.



/s/ William V. Holden                      Vice President,                         12/9/97
---------------------------                Chief Financial Officer                 -------
William V. Holden                          (Principal Accounting Officer)
                                           (Principal Financial Officer)



/s/ Paul A. Houston                        Director                                12/9/97
---------------------------                                                        --------
Paul A. Houston


/s/Grover G. Moss                          Director                                12/9/97
---------------------------                                                        --------
Grover G. Moss



/s/ David G. Neal                          Director,                               12/9/97
---------------------------                Vice Chairman,                          -------
David G. Neal                              Treasurer



/s/ James D. Olson                         Director                                12/10/97
---------------------------                                                        --------
James D. Olson


/s/ Robert P. Peck                         Director,                               12/10/97
---------------------------                Chairman                                --------
Robert P. Peck


/s/ Darlene L. Pfeiffer                    Director                                12/9/97
---------------------------                                                        -------
Darlene L. Pfeiffer


/s/ Edward W. Rhawn                        Director                                12/9/97
---------------------------                                                        -------
Edward W. Rhawn


/s/ Jack M. Richards                       Director                                12/9/97
---------------------------                                                        -------
Jack M. Richards




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


/s/ Dean M. Sorgdrager                     Director                                12/9/97
---------------------------                                                        -------
Dean M. Sorgdrager


/s/ Calvin G. White                        Director                                12/10/97
---------------------------                                                        -------
Calvin G. White


/s/ Ronald J. Young                        Director                                12/9/97
---------------------------                                                        -------
Ronald J. Young



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